Shareholder returns	12 Months Ended
Mar. 31, 2026
Shareholder returns
Shareholder returns

24.         Shareholder returns

An interim dividend of approx. €0.193 per share was paid in February 2026 (February 2025: €0.223). The Board is recommending the payment of a final dividend of €0.195 per share, subject to AGM approval in September 2026 (September 2025: €0.277).

The Company announced and launched a €700m share buyback program (including Ordinary Shares underlying ADRs) in May 2024, which was subsequently completed in August 2024. A follow-on €800m share buyback program was announced and launched in late August 2024 and completed in April 2025. In May 2025, the Company announced and launched a further €750m share buyback program, of which approximately 69% was completed at March 31, 2026.